Exhibit 99.2

Intuitive Surgical, Inc. Trended Quarterly and Annual Condensed Income Statement and Other Metrics (in millions, except per share data) 2012 - 2014

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	FY12	FY13
Condensed Income Statement
Revenue	$495.2	$536.5	$537.8	$609.3	$611.4	$578.5	$499.0	$576.2	$464.7	$2,178.8	$2,265.1
Gross Profit	355.9	386.4	390.1	437.9	434.3	405.2	356.7	398.0	315.4	1,570.3	1,594.2
Gross Profit Percentage	71.9%	72.0%	72.5%	71.9%	71.0%	70.0%	71.5%	69.1%	67.9%	72.1%	70.4%

SG&A Expenses	124.2	120.9	129.0	148.1	141.5	145.5	139.3	147.7	215.8	522.2	574.0
Research and Development	38.4	40.2	49.7	41.7	41.6	41.2	43.2	41.7	43.0	170.0	167.7
Total Operating Expenses	162.6	161.1	178.7	189.8	183.1	186.7	182.5	189.4	258.8	692.2	741.7

Operating Income	193.3	225.3	211.4	248.1	251.2	218.5	174.2	208.6	56.6	878.1	852.5
Percentage of Sales	39.0%	42.0%	39.3%	40.7%	41.1%	37.8%	34.9%	36.2%	12.2%	40.3%	37.6%

Other Income	3.8	4.0	4.3	3.7	4.3	4.3	3.9	5.9	3.9	15.8	18.4

Earnings Before Taxes	197.1	229.3	215.7	251.8	255.5	222.8	178.1	214.5	60.5	893.9	870.9

Income Taxes	53.6	74.4	32.4	76.9	66.6	63.7	21.3	48.3	16.2	237.3	199.9
Income Tax Rate	27.2%	32.4%	15.0%	30.5%	26.1%	28.6%	12.0%	22.5%	26.8%	26.5%	23.0%

Net Income	$143.5	$154.9	$183.3	$174.9	$188.9	$159.1	$156.8	$166.2	$44.3	$656.6	$671.0
Earnings Per Share	$3.50	$3.75	$4.46	$4.25	$4.56	$3.90	$3.99	$4.28	$1.13	$15.98	$16.73
Diluted Shares Outstanding (in thousands)	41,000	41,300	41,100	41,200	41,400	40,829	39,300	38,800	39,100	41,100	40,100

Intuitive Surgical, Inc. Trended Quarterly and Annual Condensed Income Statement and Other Metrics (in millions, except per share data) 2012 - 2014

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	FY12	FY13
Reconciliation of Non-GAAP Financial Measures (1)									(2)
Net Income - GAAP	$143.5	$154.9	$183.3	$174.9	$188.9	$159.1	$156.8	$166.2	$44.3	$656.6	$671.0

Amortization of intangible assets	5.8	6.2	5.2	5.9	5.6	5.7	5.3	4.7	4.7	23.1	21.3
Income tax benefit	2.1	2.2	1.9	2.2	2.0	2.1	1.9	1.7	1.7	8.4	7.7
Amortization of intangible assets, net	3.7	4.0	3.3	3.7	3.6	3.6	3.4	3.0	3.0	14.7	13.6

Share-based compensation expense	34.4	33.3	47.3	38.3	38.2	38.7	50.4	41.6	40.8	153.3	168.9
Income tax benefit	11.0	10.1	14.9	11.5	12.2	12.4	16.5	17.4	13.0	47.5	58.5
Share-based compensation expense, net	23.4	23.2	32.4	26.8	26.0	26.3	33.9	24.2	27.8	105.8	110.4

Non-GAAP Net Income	$170.6	$182.1	$219.0	$205.4	$218.5	$189.0	$194.1	$193.4	$75.1	$777.1	$795.0
Non-GAAP Earnings Per Share	$4.16	$4.41	$5.33	$4.99	$5.28	$4.63	$4.94	$4.98	$1.92	$18.91	$19.83

Other Metrics
Cash and Investments	$2,371.0	$2,631.2	$2,701.1	$2,920.5	$3,116.0	$3,027.2	$2,532.3	$2,753.9	$2,963.6	$2,920.5	$2,753.9
Capital, IP, Business Acquisitions	$48.3	$8.1	$29.7	$55.7	$16.7	$25.0	$34.0	$28.9	$20.6	$141.8	$104.6
Share Repurchases	$—	$15.2	$169.8	$53.3	$145.7	$269.6	$693.9	$—	$—	$238.3	$1,109.2
Headcount	2,018	2,100	2,192	2,362	2,480	2,683	2,774	2,792	2,739	2,362	2,792

(1)  These pro-forma amounts are non-GAAP financial measures. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results.

(2)  Excluding the impact of the revenue deferral of $25.6 million and the product liability litigation charge of $67.4 million, Q1'14 Non-GAAP Net Income and Non-GAAP Earnings Per Share would have been $135.2 million and $3.46, respectively.

Intuitive Surgical, Inc. Trended Quarterly and Annual Procedures, Revenue and Related Metrics Total Company 2012 - 2014

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	FY12	FY13
Revenue and Related Metrics
Instruments and Accessories Revenue (millions)	$207.8	$223.7	$218.0	$253.8	$261.1	$264.5	$239.1	$268.2	$254.8	$903.3	$1,032.9
Year over year growth	32%	30%	24%	29%	26%	18%	10%	6%	(2)%	29%	14%
Quarter over quarter growth	6%	8%	(3)%	16%	3%	1%	(10)%	12%	(5)%
Year over year procedure growth	29%	26%	22%	25%	18%	18%	16%	12%	7%	25%	16%
Quarter over quarter procedure growth	5%	6%	(1)%	12%	—%	6%	(2)%	8%	(5)%

Service Revenue (millions)	$80.8	$83.4	$87.8	$90.6	$94.4	$98.1	$101.4	$103.4	$103.9	$342.6	$397.3
Year over year growth	27%	23%	22%	20%	17%	18%	15%	14%	10%	23%	16%
Quarter over quarter growth	7%	3%	5%	3%	4%	4%	3%	2%	—%

Total Recurring Revenue (millions)	$288.6	$307.1	$305.8	$344.4	$355.5	$362.6	$340.5	$371.6	$358.7	$1,245.9	$1,430.2
Year over year growth	31%	28%	24%	27%	23%	18%	11%	8%	1%	27%	15%
Quarter over quarter growth	6%	6%	—%	13%	3%	2%	(6)%	9%	(3)%
% Recurring Revenue	58%	57%	57%	57%	58%	63%	68%	64%	77%	57%	63%

Systems Revenue (millions)	$206.6	$229.4	$232.0	$264.9	$255.9	$215.9	$158.5	$204.6	$106.0	$932.9	$834.9
Year over year growth	24%	23%	17%	18%	24%	(6)%	(32)%	(23)%	(59)%	20%	(11)%
Quarter over quarter growth	(8)%	11%	1%	14%	(3)%	(16)%	(27)%	29%	(48)%

Total Revenue	$495.2	$536.5	$537.8	$609.3	$611.4	$578.5	$499.0	$576.2	$464.7	$2,178.8	$2,265.1
Year over year growth	28%	26%	20%	23%	23%	8%	(7)%	(5)%	(24)%	24%	4%
Quarter over quarter growth	—%	8%	—%	13%	—%	(5)%	(14)%	15%	(19)%

Installed System Base Rollforward
Beginning Installed System Base	2,132	2,226	2,341	2,462	2,585	2,710	2,799	2,871	2,966	2,132	2,585
Systems Shipped:
S Systems	8	8	16	8	2	3	1	—	1	40	6
Dual Consoles Si's	25	28	20	32	48	27	32	38	23	105	145
Single Console Si's	106	108	113	122	109	111	66	79	50	449	365
Si-e's	1	6	6	13	5	2	2	21	13	26	30
Total System Units Shipped	140	150	155	175	164	143	101	138	87	620	546
Trade-In's/Retirements	(46)	(35)	(34)	(52)	(39)	(54)	(29)	(43)	(14)	(167)	(165)
Ending Installed System Base	2,226	2,341	2,462	2,585	2,710	2,799	2,871	2,966	3,039	2,585	2,966

Intuitive Surgical, Inc. Trended Quarterly and Annual Procedures, Revenue and Related Metrics United States 2012 - 2014

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	FY12	FY13
Revenue and Related Metrics
Instruments and Accessories Revenue (millions)	$168.4	$185.6	$186.3	$213.1	$213.5	$218.1	$195.2	$218.1	$197.0	$753.4	$844.9
Year over year growth	34%	33%	27%	30%	27%	18%	5%	2%	(8)%	31%	12%
Quarter over quarter growth	3%	10%	—%	14%	—%	2%	(10)%	12%	(10)%
Year over year procedure growth	28%	27%	23%	26%	20%	17%	14%	10%	3%	26%	15%
Quarter over quarter procedure growth	3%	8%	1%	12%	(2)%	6%	(1)%	8%	(8)%

Service Revenue (millions)	$63.1	$65.3	$69.0	$71.5	$74.3	$77.1	$78.9	$79.0	$78.8	$268.9	$309.3
Year over year growth	25%	22%	21%	20%	18%	18%	14%	10%	6%	22%	15%
Quarter over quarter growth	6%	3%	6%	4%	4%	4%	2%	—%	—%

Total Recurring Revenue (millions)	$231.5	$250.9	$255.3	$284.6	$287.8	$295.2	$274.1	$297.1	$275.8	$1,022.3	$1,154.2
Year over year growth	31%	30%	25%	27%	24%	18%	7%	4%	(4)%	28%	13%
Quarter over quarter growth	4%	8%	2%	11%	1%	3%	(7)%	8%	(7)%
% Recurring Revenue	59%	58%	60%	60%	63%	70%	75%	78%	89%	59%	71%

Systems Revenue (millions)	$159.2	$184.4	$167.3	$193.7	$170.3	$125.3	$92.0	$84.1	$33.7	$704.6	$471.7
Year over year growth	32%	27%	13%	16%	7%	(32)%	(45)%	(57)%	(80)%	21%	(33)%
Quarter over quarter growth	(5)%	16%	(9)%	16%	(12)%	(26)%	(27)%	(9)%	(60)%

Total Revenue	$390.7	$435.3	$422.6	$478.3	$458.1	$420.5	$366.1	$381.2	$309.5	$1,726.9	$1,625.9
Year over year growth	31%	28%	20%	23%	17%	(3)%	(13)%	(20)%	(32)%	25%	(6)%
Quarter over quarter growth	—%	11%	(3)%	13%	(4)%	(8)%	(13)%	4%	(19)%

Installed System Base Rollforward
Beginning Installed System Base	1,548	1,615	1,707	1,789	1,878	1,957	2,001	2,042	2,083	1,548	1,878
Systems Shipped:
S Systems	—	—	—	—	—	—	—	—	—	—	—
Dual Consoles Si's	21	23	16	22	26	12	16	10	8	82	64
Single Console Si's	83	96	92	99	86	76	48	42	25	370	252
Si-e's	1	5	6	12	3	2	2	20	12	24	27
Total System Units Shipped	105	124	114	133	115	90	66	72	45	476	343
Trade-In's/Retirements	(38)	(32)	(32)	(44)	(36)	(46)	(25)	(31)	(12)	(146)	(138)
Ending Installed System Base	1,615	1,707	1,789	1,878	1,957	2,001	2,042	2,083	2,116	1,878	2,083

Intuitive Surgical, Inc. Trended Quarterly and Annual Procedures, Revenue and Related Metrics International 2012 - 2014

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	FY12	FY13
Revenue and Related Metrics
Instruments and Accessories Revenue (millions)	$39.4	$38.1	$31.7	$40.7	$47.6	$46.4	$43.9	$50.1	$57.8	$149.9	$188.0
Year over year growth	24%	21%	9%	26%	21%	22%	38%	23%	21%	20%	25%
Quarter over quarter growth	22%	(3)%	(17)%	28%	17%	(3)%	(5)%	14%	15%
Year over year procedure growth	31%	21%	20%	21%	14%	22%	25%	23%	24%	23%	21%
Quarter over quarter procedure growth	16%	(1)%	(8)%	15%	10%	6%	(6)%	13%	11%

Service Revenue (millions)	$17.7	$18.1	$18.8	$19.1	$20.1	$21.0	$22.5	$24.4	$25.1	$73.7	$88.0
Year over year growth	36%	30%	27%	19%	14%	16%	20%	28%	25%	28%	19%
Quarter over quarter growth	11%	2%	4%	2%	5%	4%	7%	8%	3%

Total Recurring Revenue (Millions)	$57.1	$56.2	$50.5	$59.8	$67.7	$67.4	$66.4	$74.5	$82.9	$223.6	$276.0
Year over year growth	28%	24%	15%	24%	19%	20%	31%	25%	22%	23%	23%
Quarter over quarter growth	18%	(2)%	(10)%	18%	13%	—%	(1)%	12%	11%
% Recurring Revenue	55%	56%	44%	46%	44%	43%	50%	38%	53%	49%	43%

Systems Revenue (millions)	$47.4	$45.0	$64.7	$71.2	$85.6	$90.6	$66.5	$120.5	$72.3	$228.3	$363.2
Year over year growth	3%	9%	28%	23%	81%	101%	3%	69%	(16)%	16%	59%
Quarter over quarter growth	(18)%	(5)%	44%	10%	20%	6%	(27)%	81%	(40)%

Total Revenue	$104.5	$101.2	$115.2	$131.0	$153.3	$158.0	$132.9	$195.0	$155.2	$451.9	$639.2
Year over year growth	15%	17%	22%	23%	47%	56%	15%	49%	1%	19%	41%
Quarter over quarter growth	(2)%	(3)%	14%	14%	17%	3%	(16)%	47%	(20)%

Installed System Base Rollforward
Beginning Installed System Base	584	611	634	673	707	753	798	829	883	584	707
Systems Shipped:
S Systems	8	8	16	8	2	3	1	—	1	40	6
Dual Consoles Si's	4	5	4	10	22	15	16	28	15	23	81
Single Console Si's	23	12	21	23	23	35	18	37	25	79	113
Si-e's	—	1	—	1	2	—	—	1	1	2	3
Total System Units Shipped	35	26	41	42	49	53	35	66	42	144	203
Trade-In's/Retirements	(8)	(3)	(2)	(8)	(3)	(8)	(4)	(12)	(2)	(21)	(27)
Ending Installed System Base	611	634	673	707	753	798	829	883	923	707	883

# # #

This information is supplemental to the first quarter 2014 earnings press release issued by Intuitive Surgical, Inc. on April 22, 2014 and should be read in conjunction with that release and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 when filed with the U.S. Securities and Exchange Commission.